[EXECUTION COPY]
Exhibit 99.1
CONTRIBUTION AGREEMENT
     This CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of March 22, 2006, by and among MMC Precision Holdings Corp., a Delaware corporation (“Parent”), each individual listed on Schedule I hereto (each, a “Shareholder Party” and collectively, the “Shareholder Parties”), and, solely for the purposes of Section 10 hereof, Brazos Private Equity Partners, LLC (“Brazos”).
RECITALS
     WHEREAS, Parent, MMC Precision Merger Corp., a Georgia corporation and wholly-owned subsidiary of Parent (“Sub”), and Morton Industrial Group, Inc., a Georgia corporation (the “Company”), have entered into that certain Agreement and Plan of Merger, dated of even date herewith (the “Merger Agreement”; capitalized terms used but not defined in this Agreement have the meanings ascribed thereto in the Merger Agreement);
     WHEREAS, the Shareholder Parties own shares of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”), and shares of Class B common stock, par value $0.01 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, “Company Common Stock”); and
     WHEREAS, in connection with consummation of the transactions contemplated by the Merger Agreement, the Shareholder Parties desire to contribute shares of Company Common Stock held by the Shareholder Parties to Parent in exchange for shares of common stock, par value $0.0001 per share, of Parent (“Parent Common Stock”).
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Identification of Contribution Shares. Each Shareholder Party hereby designates that number of shares of Company Common Stock set forth adjacent to such Shareholder Party’s name on Schedule I hereto (the “Contribution Shares”) as shares that they desire to be exchanged for Parent Common Stock in accordance with the terms and conditions set forth in this Agreement.
     2. Contribution. Subject to Section 4, immediately prior to the consummation of the transactions contemplated by the Merger Agreement and without further action by the Shareholder Parties, all of the Shareholder Parties’ right, title and interest in and to the Contribution Shares will be assigned, transferred and delivered to Parent free and clear of all Liens.
     3. Issuance of Parent Stock. As consideration for the assignment, transfer and delivery of the Contribution Shares pursuant to Section 2, Parent will issue ten (10) shares of Parent Common Stock (with an ascribed purchase price of $1.00 per share) in the name of the respective Shareholder Parties for each Contribution Share contributed to Parent pursuant to Section 2, all as reflected on Schedule I hereto. The Shareholder Parties hereby acknowledge and agree that receipt of the Parent Common Stock issued pursuant to this Section 3 shall constitute complete satisfaction of all obligations or any other sums due to the Shareholder Parties with respect to the Contribution Shares.
     4. Closing. The closing of the contribution and exchange contemplated hereby (the “Closing”) shall take place at the same time and location of the closing of the transactions contemplated by the Merger Agreement (or at such other time and location which Parent may direct); provided, however, that (i) the obligation of the Shareholder Parties to proceed to Closing is expressly conditioned on the truth and accuracy of the Parent’s representations and warranties in Section 8 hereof as of such time and (ii) the obligation of Parent to proceed to Closing is expressly conditioned on the truth and accuracy of each of the Shareholder Parties’ representations and warranties in Section 7 hereof as of such time.
     5. Deposit of Contribution Shares. As promptly as practicable following the execution of this Agreement, the Shareholder Parties will deliver to Parent one or more original stock certificates representing the Contribution Shares along with a stock power, duly endorsed in blank (the “Share Documents”). The Share Documents shall be held by Parent until the Closing; provided, however, that Parent shall promptly return the Share Documents to the Shareholder Parties at their respective addresses set forth on Schedule II hereto upon any termination of this Agreement.
     6. Irrevocable Election. The execution of this Agreement by the Shareholder Parties evidences, subject to Section 11 hereof, the irrevocable election and agreement by the Shareholder Parties to contribute the Contribution Shares in exchange for Parent Common Stock at the Closing on the terms and conditions set forth herein. In furtherance of the foregoing, each Shareholder Party agrees that from the date hereof until any termination of this Agreement in accordance with its terms, such Shareholder Party shall not, directly or indirectly (i) sell, transfer (including by operation of law), give, pledge, encumber, assign or otherwise dispose of (including, without limitation, any Constructive Disposition (as hereinafter defined)), or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any Contribution Shares (or any right, title or interest thereto or therein), (ii) deposit any Contribution Shares into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Contribution Shares, (iii) take any action that would make any representation or warranty of such Shareholder Party set forth in this Agreement untrue or incorrect in any material respect or have the effect of preventing, disabling or delaying such Shareholder Party from performing any of his obligations under this Agreement, or (iv) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii), or (iii) of this Section 6. As used herein, the term “Constructive Disposition” means, with respect to any Contribution Shares, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.
     7. Representations and Warranties of the Shareholder Parties. To induce Parent to receive the Contribution Shares and issue the Parent Common Stock as herein provided, the Shareholder Parties make the following representations and warranties to Parent, each and all of which shall be true and correct as of the date of this Agreement and as of the Closing, and shall survive the execution and delivery of this Agreement:
          a. Authority. Each Shareholder Party has all necessary power and authority to execute and deliver this Agreement and perform his obligations hereunder. This Agreement has been duly executed and delivered by each Shareholder Party and, assuming due and valid authorization, execution and delivery hereof by Parent, constitutes a valid and binding obligation of such Shareholder Party, except to the extent that the enforceability of such obligation may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights and by the effect of the principles of equity (regardless of whether the enforceability of such obligation is considered in a proceeding in equity or at law).
          b. Consents and Approvals; No Violations. No consents or approvals of, or filings, declarations or registrations with, any Governmental Entity are necessary for the performance by each Shareholder Party of his obligations hereunder, other than such consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by such Shareholder Party of any of his obligations under this Agreement. Except, with respect to the Shareholder Parties party thereto, as may be provided under that certain Shareholders Agreement (the “Company Shareholders Agreement”), dated as of October 20, 1997, amended as of August 11, 1999 and August 27, 2003, by and between William D. Morton and Mark W. Mealy (as successor to TCRI Liquidating, L.L.C. (as successor to Terbem Limited, TCR International Partners, LP, Bobst Investment Corp., and TCRI Offshore Partners, CV (as successor to Tinvest Limited and Mitvest Limited)), Quilvest American Equity, Ltd. (formerly Teribe Limited and also known as Quilvest American Equity, Ltd. Can), and Societe Internationale de Finance), neither the execution and delivery of this Agreement by each Shareholder Party, nor the consummation by such Shareholder Party of the transactions contemplated hereby, nor compliance by such Shareholder Party with any of the terms or provisions hereof, will (x) violate any law, judgment, writ or injunction of any Governmental Entity applicable to such Shareholder Party or any of his properties or assets, or (y) violate, conflict with, result in the loss of any material benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of such Shareholder Party under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, permit, lease, agreement or other instrument or obligation to which such Shareholder Party is a party, or by which any of his properties or assets may be bound or affected, except for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by such Shareholder Party of any of his obligations under this Agreement.
          c. Ownership of Shares. Each Shareholder Party has record and beneficial ownership of all of the Contribution Shares set forth opposite such Shareholder Party’s name on Schedule I hereto. Each Shareholder Party owns all of the Contribution Shares set forth opposite such Shareholder Party’s name on Schedule I hereto free and clear of any proxy, voting restriction, adverse claim or other Lien (other than (i) with respect to each of the Shareholder Parties party thereto individually, as set forth in the Company Shareholders Agreement, (ii) with respect to each of the Shareholder Parties party thereto individually, as set forth in that certain Voting Agreement, dated as of January 20, 1998, by and among such Shareholder Party and the other shareholders of the Company party thereto (each an “Original Voting Agreement”), (iii) with respect to each Shareholder Party individually, as set forth in that certain Voting and Support Agreement, dated as of the date hereof, by and between such Shareholder Party, Parent and Sub (each a “Voting Agreement”) and (iii) for such transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various States of the United States). Without limiting the foregoing, except (i) with respect to the Shareholder Parties party thereto, as set forth in the Company Shareholders Agreement, (ii) with respect to each Shareholder Party individually, as set forth in such Shareholder’s Original Voting Agreement and Voting Agreement and (iii) for such transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various States of the United States, each Shareholder Party has sole voting power and sole power of disposition with respect to all of the Contribution Shares set forth opposite such Shareholder Party’s name on Schedule I hereto, with no restrictions on such Shareholder Party’s rights of voting or disposition pertaining thereto and no person other than such Shareholder Party has any right to direct or approve the voting or disposition of any of such Contribution Shares.
          d. Brokers. Other than Edgeview Partners, LLC and Houlihan, Lokey, Howard & Zukin, who have been engaged by the Company with respect to the

Merger and the Transactions pursuant to the engagement letters previously provided to Parent, no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission that is payable by the Company, Parent or any of their respective subsidiaries in connection with the Transactions based upon arrangements made by or on behalf of the Shareholder Parties.
          e. Investment Intent and Eligibility.
          (i) The Parent Common Stock to be acquired by each Shareholder Party pursuant to this Agreement is being acquired for his own account, not as a nominee or agent for any other person and without a view to the distribution of such Parent Common Stock or any interest therein in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws.
          (ii) Each Shareholder Party is an “accredited investor” within the meaning of Rule 501(a) under Regulation D, and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his investment in the Parent Common Stock, and each Shareholder Party is capable of bearing the economic risks of such investment and is able to bear the complete loss of his investment in the Parent Common Stock.
          f. Residence. The Shareholder Parties’ principal place of residence or business is in the state so designated adjacent to their respective names on Schedule II hereto.
          g. Receipt of Information. The Shareholder Parties have been afforded the opportunity to ask such questions as they have deemed necessary of, and to receive answers from, representatives of Parent concerning the terms and conditions of the offering of the Parent Common Stock and the merits and risks of investing in the Parent Common Stock.
     8. Representations and Warranties of the Parent. Parent represents and warrants to the Shareholder Parties as follows:
          a. Authority. Parent has all necessary power and authority to execute and deliver this Agreement and perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Parent and, assuming due and valid execution and delivery hereof by each Shareholder Party, constitutes a valid and binding obligation of Parent, except to the extent the enforceability of such obligation may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights and by the effect of the principles of equity (regardless of whether the enforceability of such obligation is considered in a proceeding in equity or at law).

          b. No Violation. No consents or approvals of, or filings, declarations or registrations with, any Governmental Entity are necessary for the performance by Parent of its obligations hereunder, other than such consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by Parent of any of its obligations under this Agreement. Neither the execution and delivery of this Agreement by Parent, nor the consummation by Parent of the transactions contemplated hereby, nor compliance by Parent with any of the terms or provisions hereof, will (x) conflict with, or result in any violation of, the certificate of incorporation, bylaws or other organizational documents of Parent, (y) violate any law, judgment, writ or injunction of any Governmental Entity applicable to Parent or any of its properties or assets, or (z) violate, conflict with, result in the loss of any material benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Parent under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, permit, lease, agreement or other instrument or obligation to which Parent is a party, or by which any of its properties or assets may be bound or affected, except for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by Parent of any of its obligations under this Agreement.
          c. Issuance of the Parent Stock. The Parent Common Stock to be issued hereunder will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all liens, preemptive rights, rights of first refusal, subscription and similar rights (other than those arising under the agreements entered into at Closing by the Shareholder Parties).
          d. Capitalization. As of the date hereof, Parent has 1,000 shares of Parent Common Stock issued and outstanding, all of which are owned by Brazos Equity Fund II, L.P. Attached hereto as Exhibit A is the estimated sources and uses for the transactions contemplated by the Merger Agreement. Assuming the sources and uses set forth on Exhibit A hereto, immediately prior to the consummation of the transactions contemplated by the Merger Agreement, the entire authorized and issued capital stock of Parent shall consist solely of those shares of Parent Common Stock listed on Exhibit A attached hereto, it being understood and agreed that in the event that the estimated sources and uses for the Transactions as set forth on Exhibit A hereto differ from the actual sources and uses for the Transactions, Parent shall be entitled to issue a smaller or greater number of shares of Parent Common Stock; provided, that in all events all shares of Parent Common Stock issued as of the Closing Date shall have been acquired by the purchaser thereof for a purchase price equal to the ascribed purchase price per share paid by the Shareholder Parties for the Parent Common Stock acquired by such Shareholder Parties hereunder. Except as set forth on Exhibit A attached hereto, as of the date hereof and immediately prior to the consummation of the transactions contemplated by the Merger Agreement, there are and will be no outstanding securities convertible or exchangeable into capital stock or other equity-linked securities (collectively, “Capital Stock”) of the Parent or its subsidiaries, nor any options, warrants, purchase rights, subscription rights, preemptive rights, conversion rights, exchange rights, calls, puts, rights of first refusal or other contracts that could require the Parent or its subsidiaries to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem Capital Stock of the Parent.
          e. Newly Formed Entity. Parent was incorporated in the state of Delaware on March 21, 2006. Parent is a newly formed entity and has no assets or liabilities other than its capital obligations under the Merger Agreement, the Voting Agreements and this Agreement.
     9. Consent to Contribution. Each Shareholder Party party to the Company Shareholders Agreement hereby consents to the contribution of shares of Company Common Stock by the other Shareholder Parties to Parent pursuant to this Agreement and waives any and all rights it may have pursuant to the Company Shareholders Agreement resulting from such contribution.
     10. Parent Stockholders Agreement. Each of Parent, Brazos, and the Shareholder Parties agree that they shall, at the Closing, enter into (or, in the case of Brazos, cause such affiliates of Brazos owning any Parent Common Stock to enter into) a Stockholders Agreement with respect to the Parent Common Stock owned by the Shareholder Parties and Brazos (or such affiliates of Brazos owning any Parent Common Stock), substantially on the terms and conditions set forth on Exhibit B hereto.
     11. Termination. This Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms. Notwithstanding the foregoing (i) nothing herein shall relieve any party from liability for fraud or any willful breach of this Agreement and (ii) the provisions of this Section 11 and Section 12 shall survive any termination of this Agreement.
     12. Miscellaneous.
          a. Shareholder Parties Acting Individually. In executing this Agreement, each Shareholder Party is acting individually, and not jointly with other similarly situated owners of Company Common Stock.

          b. Amendments; Entire Agreement. Amendments or modifications to this Agreement may only be made upon the written consent of the Shareholder Parties and Parent. This Agreement constitutes the full and complete agreement of the parties with respect to the subject matter hereof.
          c. Further Assurances. From time to time, as and when requested by the Parent, the Shareholder Parties will execute and deliver, or cause to be executed and delivered, all such documents and instruments as may be reasonably necessary to consummate the transactions contemplated by this Agreement.
          d. Transfer Restrictions. The Shareholder Parties acknowledge and agree that:
     (i) the offering and sale of the Parent Common Stock is intended to be exempt from registration under the Securities Act by virtue of the provisions of Rule 506 of Regulation D promulgated under the Securities Act by the Securities and Exchange Commission;
     (ii) none of the Parent Common Stock has been registered under the Securities Act or any securities or “Blue Sky” laws of any state;
     (iii) there is no existing public or other market for the Parent Common Stock and there can be no assurance that a Shareholder Party will be able to sell or dispose of the Parent Common Stock being acquired by such Shareholder Party hereunder;
     (iv) none of the Parent Common Stock may be offered, sold, transferred, pledged, hypothecated, or otherwise assigned unless such shares are registered under the Securities Act or an exemption from such registration is available, in each case in accordance with any applicable securities or “Blue Sky” laws of any state; and
     (v) in addition to any legends required pursuant to any other agreement, the certificate(s) representing the Parent Common Stock and each certificate issued to any subsequent transferee of the Parent Common Stock shall bear legends in substantially the following form (unless transferred in the manner described in the following legend):
“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE COMPANY (WHICH, IN THE DISCRETION OF THE

COMPANY, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.”
“THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS’ AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDERS OF THE COMPANY SIGNATORY THERETO, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.”
          e. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon the earlier of delivery thereof if by hand or upon receipt if sent by mail (registered or certified mail, postage prepaid, return receipt requested) or on the second next day (not including a Saturday, Sunday or other day on which banking institutions in the City of New York, New York shall be permitted or required by law or executive order to be closed) after deposit if sent by a recognized overnight delivery service or upon transmission if sent by telecopy or facsimile transmission (with request of assurance of receipt in a manner customary for communication of such type) as follows:

If to the Parent:

MMC Precision Holdings Corp.
c/o Brazos Private Equity Partners, LLC
100 Crescent Court, Suite 1777
Dallas, Texas 75201
Attn: Patrick K. McGee
Michael D. Salim
Fax: (214) 756-6505

with a copy to:

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Attn: Jeffrey B. Hitt
Fax.: (214) 746-7777

If to a Shareholder Party:

To each of the addresses set forth on Schedule II hereto.

          f. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties further agree that each party will be entitled to an injunction or restraining order to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.
          g. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts-of-laws rules thereof.
          h. Assignment. This Agreement shall be binding upon Parent, the Shareholder Parties and each of their respective successors and permitted assigns.
          i. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
          j. Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.
          k. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.
          l. Waiver of Compliance; Consents. Any failure of Parent or the Shareholder Parties to comply with any obligation, covenant, agreement or condition contained herein (either generally or in a particular instance and either retroactively or prospectively) may be waived in writing by Parent and the Shareholder Parties respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any other failure.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties have executed this Contribution Agreement as of the date first written above.

PARENT MMC PRECISION HOLDINGS CORP.
By:
Name:
Title:

SIGNATURE PAGE TO
CONTRIBUTION AGREEMENT

SHAREHOLDER PARTIES

William D. Morton

Daryl R. Lindemann

Brian L. Geiger

Brian R. Doolittle
SIGNATURE PAGE TO
CONTRIBUTION AGREEMENT

EASTOVER GROUP LLC
By:
Name:
Title:

SIGNATURE PAGE TO
CONTRIBUTION AGREEMENT

Solely for the purposes of Section 10: BRAZOS PRIVATE EQUITY PARTNERS, LLC
By:
Name:
Title:

SIGNATURE PAGE TO
CONTRIBUTION AGREEMENT

EXHIBIT A
Estimated Sources and Uses

EXHIBIT B
Stockholders Agreement Term Sheet

SCHEDULE I

	Contribution Shares		Ascribed	Parent Common Stock to be
	Class A Common	Class B Common	Value Per	issued in Exchange for
Shareholder Party	Stock	Stock	Share	Contribution Shares
William D. Morton	550,000	—	$1.00	5,500,000

Eastover Group LLC	360,000	—	$1.00	3,600,000

Daryl R. Lindemann	25,000	—	$1.00	250,000

Brian L. Geiger	30,000	—	$1.00	300,000

Brian R. Doolittle	25,500	—	$1.00	255,000

Total:	990,500			9,905,000

SCHEDULE I TO
CONTRIBUTION AGREEMENT

SCHEDULE II

Shareholder Party	Address
William D. Morton

Eastover Group LLC	c/o Mark W. Mealy

Daryl R. Lindemann

Brian L. Geiger

Brian R. Doolittle

SCHEDULE II TO
EXCHANGE AGREEMENT

STOCK POWER
     FOR VALUE RECEIVED,                      does hereby sell, assign and transfer unto MMC Precision Holdings Corp., a Delaware corporation,                      (___) shares of Class A Common Stock, $0.01 par value, of Morton Industrial Group, Inc., a Georgia corporation (the “Corporation”), standing in his name on the books of the Corporation, represented by Certificate No. ___attached herewith, and does hereby irrevocably constitute and appoint                                          attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.
Date:

By:
Name:

STOCK POWER

Solely for the purposes of Section 10: BRAZOS PRIVATE EQUITY PARTNERS, LLC
By:	/s/ Patrick K. Mcgee
Name:	Patrick K. Mcgee
Title:	Authorized Officer

SIGNATURE PAGE TO
CONTRIBUTION AGREEMENT